EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

by and among

CSI COMPRESSCO LP
TETRA TECHNOLOGIES, INC.
and

WELLS FARGO ENERGY CAPITAL, INC.,
as Noteholder Representative

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION Rights Agreement (this “Agreement”) is made and entered into as of April 30, 2015, by and among CSI COMPRESSCO LP, a Delaware limited partnership (the “Partnership”), TETRA Technologies, Inc., a Delaware corporation (“TETRA”), and WELLS FARGO ENERGY CAPITAL, INC., in its capacity as the noteholder representative (together with its successors and assigns in such capacity, the “Noteholder Representative”) for the Noteholders;
WHEREAS, TETRA, the Noteholder Representative, in such capacity, and the initial purchasers party thereto (the “Initial Purchasers”) entered into a Note Purchase Agreement, dated March 18, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which TETRA agreed to issue and sell, and the Initial Purchasers agreed to purchase, $50,000,000 aggregate principal amount of its Senior Secured Notes due April 1, 2017 (the “Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement);
WHEREAS, in connection with the Note Purchase Agreement, TETRA, the other Grantors (as defined in the Pledge Agreement) and the Noteholder Representative, in such capacity, entered into a Pledge and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which each of the Grantors pledged and granted a security interest in all of its right, title and interest in and to its Collateral, which includes all of the common units representing limited partner interests (the “Common Units”) of the Partnership held by the Grantors, in favor of the Noteholder Representative, for the benefit of the Noteholders, to secure the Notes Obligations;
WHEREAS, the Partnership has agreed to provide the registration and other rights set forth herein for the benefit of the Noteholder Representative, the Initial Purchasers, the Noteholders and their respective successors and assigns pursuant to the Note Purchase Agreement; and
WHEREAS, it is a condition to the obligations of the Initial Purchasers under the Note Purchase Agreement that this Agreement be executed and delivered by the Partnership.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS

Section 1. 1Terms Defined in Note Purchase Agreement. All capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Note Purchase Agreement.

Section 1. 2Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling”, “controlled by”, and “under common control with”) means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Common Units” has the meaning specified therefor in the recitals of this Agreement.

“Demand Registration Statement” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Initial Purchasers” has the meaning specified therefor in the recitals of this Agreement.
“Loss” has the meaning specified therefor in Section 2.6(a) of this Agreement.
“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
“Note Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Noteholder Representative” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Notes” has the meaning specified therefor in the recitals of this Agreement.
“Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.
“Piggyback Offering” has the meaning specified therefor in Section 2.2(a) of this Agreement.
“Pledge Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Pledged Units” means (a) the Common Units that have been pledged, or any Common Units that from time to time become pledged, to the Noteholder Representative for the benefit of the Noteholders and any other secured parties pursuant to the Collateral Documents as security for the repayment of all obligations owing to the Noteholder Representative and the Noteholders pursuant to the Note Purchase Agreement and the other Notes Documents including, without limitation, the Common Units listed on Schedule 1 hereto, and (b) any security issued in respect of the Common Units described in clause (a) because of or in connection with any conversion, dividend, distribution or split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
“Registrable Securities” means the Pledged Units; provided that “Registrable Securities” shall not include any Pledged Units that (a) are not owned by TETRA, a subsidiary of TETRA or the Noteholder Representative, or (b) have been sold pursuant to Rule 144 of the Securities Act, in a transaction registered pursuant to a registration statement filed under the Securities Act or otherwise.
"Registration Expenses” means all expenses incurred in effecting or keeping effective any registration of the resale of Registrable Securities pursuant to this Agreement or in effecting any offering pursuant to this Agreement, including, without limitation, all registration, qualification, filing and listing fees, printing expenses, fees and disbursements of counsel for the Partnership, blue sky fees and expenses, expenses of the Partnership’s independent accountants (including the expenses of any regular or special reviews or audits or “comfort” letters incident to or required by any such registration) and the reasonable fees and expenses of one firm of counsel for the Noteholder

Representative and the Noteholders, but shall not include any underwriting discounts, selling commissions, brokerage fees and stock transfer taxes attributable to the sale of Registrable Securities by the Noteholder Representative.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
“Shelf Registration Statement” has the meaning specified therefor in Section 2.1(a) of this Agreement
“TETRA” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a registration statement) in which Common Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
ARTICLE II
REGISTRATION RIGHTS

Section 2.1Demand Registration.

(a)As promptly as practicable following written demand from the Noteholder Representative following the occurrence of an Event of Default, but in no event later than twenty days following receipt of such demand, the Partnership shall file with the Commission a registration statement under the Securities Act providing for the resale of all Registrable Securities (the “Shelf Registration Statement”), including the prospectus to be used in connection therewith. The Shelf Registration Statement shall be filed on Form S-3 pursuant to Rule 415 under the Securities Act or any successor form or rule that may be adopted by the Commission. The Partnership shall use its reasonable commercial efforts to cause the Shelf Registration Statement to become effective as promptly as practicable and to remain effective to the extent necessary to ensure that it is available for the resale of all Registrable Securities until all Common Units covered by such Shelf Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). If the Partnership is unable to file, cause to be effective or maintain the effectiveness of the Shelf Registration Statement as required under this Section 2.1(a), the Noteholder Representative shall have the right to require the Partnership to register under and in accordance with the provisions of the Securities Act the resale of all or any portion of the Registrable Securities in accordance with the provisions hereof as soon as the Partnership becomes able to file, cause to be effective and maintain the effectiveness of such Shelf Registration Statement. Following receipt of such request from the Noteholder Representative (which shall specify the approximate aggregate number of Registrable Securities the resale of which is to be registered and the expected method or methods of disposition of such Registrable Securities), the Partnership shall use its reasonable commercial efforts to file as promptly as reasonably practicable, but not later than 90 days after receipt by the Partnership of such request, a registration statement relating to the offer and sale of the Registrable Securities requested to be included therein by the Noteholder Representative in accordance with the method(s) of distribution specified by the Noteholder Representative (the “Demand Registration Statement”) and shall use its reasonable commercial efforts to cause such Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. No Person other than the Noteholder Representative shall be permitted to offer securities under the Shelf Registration Statement or the Demand Registration Statement without the written consent of the Noteholder Representative.

(b)Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to the Noteholder Representative, suspend the Noteholder Representative’s use of any prospectus that is a part of the Shelf Registration Statement or the Demand Registration Statement (in which event the Noteholder Representative shall discontinue sales of the Registrable Securities pursuant to such Registration Statement but Noteholder Representative may settle any contracted sales of Registrable Securities), if (i) the Partnership or any of its subsidiaries is pursuing an acquisition, merger, reorganization, disposition, financing or other similar transaction and the Partnership determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the prospectus or the Registration Statement, (ii) for reasons beyond the Partnership’s reasonable control any required financial statements are unavailable for filing by the Partnership with the Commission or (iii) the Partnership or any of its subsidiaries has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the Partnership or its unitholders; provided, however, in no event shall the Noteholder Representative be suspended under this Section 2.1(b) from selling Registrable Securities pursuant to the Shelf Registration Statement or the Demand Registration Statement for a period that exceeds an aggregate of 60 days in succession or 150 days in any 365-day period. Upon public disclosure of the events, financial statements or information described in clauses (i), (ii) or (iii) above or the termination of such condition(s), the Partnership shall (A) provide prompt written notice of the same to the Noteholder Representative notifying the Noteholder Representative that sales of Registrable Securities are permitted and (B) take such other actions to permit sales of Registrable Securities as contemplated in this Agreement.

Section 2.2Piggyback Offering.

(a)Following the occurrence of an Event of Default, if the Partnership shall at any time propose to conduct an offering (proposed to be offered for sale by the Partnership or by any Person) of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan) (a “Piggyback Offering”), the Partnership shall give the Noteholder Representative notice thereof and shall use its reasonable commercial efforts to conduct such Piggyback Offering in a manner that would permit the inclusion of Registrable Securities in such Piggyback Offering and include such number or amount of Registrable Securities (the “Included Registrable Securities”) held by the Noteholder Representative as the Noteholder Representative requests in writing. If the proposed Piggyback Offering pursuant to this Section 2.2(a) shall be an Underwritten Offering and the Managing Underwriter(s) of such offering advise the Partnership and the Noteholder Representative that, in the good faith judgment of the Managing Underwriter(s), the inclusion of all or some of the Registrable Securities would adversely and materially affect the success of the Piggyback Offering, the Partnership shall include in such Piggyback Offering only that number or amount, if any, of Registrable Securities that, in the good faith judgment of the Managing Underwriter(s), will not so adversely and materially affect the Piggyback Offering.

(b)Notwithstanding Section 2.2(a), if, at any time after giving written notice of its intention to conduct or facilitate a Piggyback Offering, the Partnership shall determine for any reason not to conduct or facilitate such Piggyback Offering, the Partnership may, at its election, give written notice of such determination to the Noteholder Representative, if the Noteholder Representative requested the inclusion of Registrable Securities in such Piggyback Registration, and thereupon the Partnership shall be relieved of its obligation to include the Registrable Securities requested to be included by the Noteholder Representative (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith).

(c)No inclusion of Registrable Securities in any Piggyback Offering under this Section 2.2 shall relieve the Partnership of its obligations, if any, to effect the registration of Registrable Securities or facilitate an offering pursuant to Section 2.1 and Section 2.3, respectively.

Section 2.3Demand Offerings; Procedures Relating to Underwritten Offerings.

(a)Demand Offerings. Following the occurrence of an Event of Default, at any time following the date on which the Shelf Registration Statement or the Demand Registration Statement becomes effective, at the request of the Noteholder Representative, the Partnership shall facilitate in the manner described in this Agreement an offering of some or all of the Registrable Securities registered on such Registration Statement, including, if requested by the Noteholder Representative, pursuant to an Underwritten Offering, and the Partnership shall take all such reasonable actions as are requested by the Managing Underwriter(s) in order to expedite or facilitate the offering, including the participation by Partnership management in roadshows related to such offering. There shall be no limit on the number of “takedown” sales from the Shelf Registration Statement or offerings requested by the Noteholder Representative hereunder. However, in no event shall the Partnership be required to facilitate more than four Underwritten Offerings hereunder; provided, however, that in the event that the Managing Underwriter(s) of such offering advise the Partnership and the Noteholder Representative that, in the good faith opinion of the Managing Underwriter(s), the inclusion of all or some of such Registrable Securities would adversely and materially affect the success of the offering, and less than 80% of the Registrable Securities sought to be included in such offering by the

Noteholder Representative are included in such consummated offering, then such offering shall not count for purposes of the limitation on the number of Underwritten Offerings.

(b)Procedures Relating to Underwritten Offerings. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter(s). In connection with an Underwritten Offering under this Agreement, the Noteholder Representative and the Partnership shall be obligated to enter into an underwriting agreement that contains customary representations, covenants, indemnities, rights and obligations and that includes indemnities to the effect provided in Section 2.6. The Noteholder Representative may not participate in such Underwritten Offering unless the Noteholder Representative agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. The Noteholder Representative may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for the Noteholder Representative’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. The Noteholder Representative shall not be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding the Noteholder Representative and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by applicable law.
(c)No offering pursuant to this Section 2.3 shall relieve the Partnership of its obligations to effect resales of Registrable Securities pursuant to Section 2.2.

Section 2.4General Procedures. In connection with its obligations contained in Section 2.1, Section 2.2 and Section 2.3, the Partnership will:

(a)prepare and file with the Commission such amendments and supplements to the applicable registration statement and the prospectus included therein as may be necessary to keep such registration statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

(b)furnish to the Noteholder Representative (i) as far in advance as reasonably practicable before filing any registration statement contemplated by this Agreement, or any supplement or amendment thereto, reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), provide the Noteholder Representative the opportunity to object to any information pertaining to the Noteholder Representative and its plan of distribution that is contained therein and make the corrections reasonably requested by the Noteholder Representative with respect to such information prior to filing such registration statement or supplement or amendment thereto, and (ii) such number of copies of the registration statement and the prospectus included therein and any supplements and amendments thereto as the Noteholder Representative may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(c)if applicable, use its reasonable commercial efforts to register or qualify the Registrable Securities covered by the registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Noteholder Representative or, in the case of an Underwritten Offering, the Managing Underwriter(s), shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)promptly notify the Noteholder Representative of (i) the filing of any registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such registration statement or any prospectus or prospectus supplement thereto;

(e)immediately notify the Noteholder Representative of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in any registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of any registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to, as promptly as practicable, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto. Following the provision of such notice, the Noteholder Representative shall forthwith discontinue disposition of the affected Registrable Securities until the Noteholder Representative’s receipt of the copies of the supplemented or amended prospectus or until the Noteholder Representative is advised in writing by the Partnership that the use of the prospectus may be resumed;

(f)subject to appropriate confidentiality obligations, promptly furnish to the Noteholder Representative copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) over an offering of Registrable Securities;

(g)in the case of an Underwritten Offering, furnish to the underwriters an opinion of counsel for the Partnership and “cold comfort” letters signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, in each case, in such customary form as the underwriters may reasonably request;

(h)make available to the appropriate representatives of the Managing Underwriter(s) and the Noteholder Representative access to such information and the Partnership’s personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act;

(i)cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;

(j)enter into customary agreements and take such other actions as are reasonably requested by the Noteholder Representative or the underwriters, if any, in order to expedite or facilitate the registration or disposition of such Registrable Securities; and

(k)except as set forth herein, pay all Registration Expenses, without reimbursement by the Noteholder Representative, the Initial Purchasers or the Noteholders.

Section 2.5Restrictions on Public Sale of Registrable Securities. The Noteholder Representative agrees that in connection with any public offering of the Common Units, and upon the request of the Managing Underwriter(s) in such offering, the Noteholder Representative shall not, without the prior written consent of the Managing Underwriter(s), during the period commencing on the commencement of such offering and ending on the date specified by such Managing Underwriter(s) (such period not to exceed 60 days), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Common Units or any securities convertible into, exercisable for or exchangeable for Common Units, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities. The foregoing provisions of this Section 2.5 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 2.2 and shall not apply to the Noteholder Representative if it does not beneficially own greater than 5% of the then outstanding Common Units, and shall be applicable to the Noteholder Representative only if all officers and directors of the Partnership are subject to the same restrictions. Notwithstanding anything to the contrary contained in this Section 2.5, the Noteholder Representative shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 2.5 in the event and to the extent that the Managing Underwriter(s) permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or other insider.

Section 2.6Indemnification.

(a)By the Partnership. In the event of a registration or offering or sale of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless the Noteholder Representative, each Noteholder, each of its directors, officers and Affiliates, and each underwriter, if any, and its Affiliates pursuant to the applicable underwriting agreement with such underwriter against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (each, a “Loss” and collectively, “Losses”) to which such Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Person in writing specifically for use in any registration statement, prospectus or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Person, and shall survive the transfer of such securities by such Person.

(b)By Noteholder Representative. The Noteholder Representative agrees to indemnify and hold harmless the Partnership and its directors, officers and Affiliates to the same extent as the foregoing indemnity from the Partnership to the Noteholder Representative and the Noteholders, but only with respect to information regarding the Noteholder Representative furnished in writing by or on behalf of the Noteholder Representative expressly for inclusion in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, and then only to the extent a Loss arises out of or is based upon an untrue statement or omission made in conformity with information furnished by the Noteholder Representative; provided, however, that the liability of the Noteholder Representative shall not be greater in amount than the dollar amount of the proceeds (net of underwriting fees, discounts and selling commissions) received by the Noteholder Representative from the sale of the Registrable Securities giving rise to such indemnification.

(c)Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action brought against the indemnified party, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i)

if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 45 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so or (ii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense (but with no more than one firm of counsel for all indemnified parties in each jurisdiction plus any necessary local counsel as determined by the indemnified party) and the indemnifying party shall be liable for any expenses therefor. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the written consent of the indemnifying party (not unreasonably withheld), unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d)Contribution. If the indemnification provided for in this Section 2.6 is held by a court or government agency of competent jurisdiction to be unavailable to the indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Partnership, on the one hand, and the Noteholder Representative, on the other, in such proportion as is appropriate to reflect the relative fault of the Partnership, on the one hand, and of the Noteholder Representative, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall the Noteholder Representative be required to contribute an aggregate amount in excess of the dollar amount of proceeds received by the Noteholder Representative from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the Partnership, on the one hand, and the Noteholder Representative, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)Other Indemnification. The provisions of this Section 2.6 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.7Rule 144 Compliance. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, following the occurrence of an Event of Default, the Partnership agrees to use its commercially reasonable efforts to:

(a)make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act; and

(c)furnish to the Noteholder Representative so long as the Noteholder Representative owns Registrable Securities, promptly upon request, a written statement by the Partnership as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed or furnished by the Partnership as the Noteholder Representative may reasonably request in connection with the sale of Registrable Securities without registration.

Section 2.8Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Noteholder Representative by the Partnership under this Article II may be transferred or assigned by the Noteholder Representative to one or more transferee(s) or assignee(s) of such Registrable Securities, provided that (a) the Partnership is given written notice of any said transfer or assignment, stating the name and address of each such transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (b) each such transferee assumes in writing responsibility for its portion of the obligations of the Noteholder Representative under this Agreement.

Section 2.9Representations and Covenants of the Partnership. The Partnership represents and warrants to the Noteholder Representative and the Noteholders that there are no other registration rights agreements in effect on the date of this Agreement (other than contained in the partnership agreement of the Partnership). The Partnership covenants and agrees to not (a) grant any registration rights to third parties that are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Noteholder Representative or the Noteholders in this Agreement. The Partnership covenants and agrees not to effect any public or private sale or distribution of equity securities of the Partnership (other than distributions pursuant to employee benefit plans), including a sale pursuant to Regulation D under the Securities Act (or Section 4(a)(2) thereof), during the ten day period prior to, and during the 60 day period beginning with, the consummation of any Underwritten Offering of Registrable Securities in which the Noteholder Representative is participating pursuant to this Agreement.

Section 2.10Merger or Consolidation. In the event the Partnership engages in a merger or consolidation in which Common Units are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to the Noteholder Representative and the Noteholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Partnership in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Partnership will use its reasonable commercial efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

ARTICLE III
TETRA OBLIGATIONS

Section 3.1Payment or Reimbursement. Notwithstanding any provision hereof to the contrary, any and all costs and expenses (including without limitation all Registration Expenses and all amounts paid or to be paid by the Partnership pursuant to Section 2.6 in respect of Losses) incurred or to be incurred by the Partnership in order to comply with the terms of this Agreement shall be paid directly by TETRA in the ordinary course of business, or if paid by the Partnership shall be reimbursed promptly to the Partnership by TETRA; provided that the provisions of this Section 3.1 shall not in any way limit or relieve the Partnership of any liability or obligation to the Noteholder Representative under this Agreement.

ARTICLE IV
MISCELLANEOUS

Section 4.1Communications. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to the Noteholder Representative, to the Noteholder Representative at 1000 Louisiana Street, 9th Floor, Houston, Texas 77002 or by facsimile to (713) 652-5874, or at such address or facsimile number as the Noteholder Representative shall have specified to the Partnership in writing, or

(ii) if to the Partnership, at 3809 S. FM 1788, Midland, Texas 79706 or by facsimile to (432) 561-9732, or at such address or facsimile number as the Partnership shall have specified to the Noteholder Representative in writing; or
(iii) if to Tetra, at 24955 Interstate 45 North, The Woodlands, TX 77380 or by facsimile to (281) 364-4306, or at such address or facsimile number as TETRA shall have specified to the Noteholder Representative in writing.
Notices under this Section 4.1 will be deemed given only when actually received.
Section 4.2Termination. This Agreement and all covenants and agreements of the Partnership contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Notes Obligations shall be paid and performed in full; provided, that the provisions of Section 2.4(k) and Section 2.6 shall survive any such termination.

Section 4.3Pledge Agreement. The Partnership hereby acknowledges and consents to the pledge of the Common Units by the Grantors under the Pledge Agreement.  The Partnership acknowledges and agrees that the pledge of the Common Units under the Pledge Agreement was duly authorized and consented to in accordance with the organizational documents (including, without limitation, the partnership agreement or similar document) of the Partnership.

Section 4.4Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

Section 4.5Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed to the fullest extent permitted by applicable law that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 4.6Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 4.7Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.8Governing Law; Submission to Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York, in each case located in New York City, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 4.9Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 4.9.

Section 4.10Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 4.11Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the rights granted by the Partnership set forth herein. This Agreement supersedes any prior agreements and understandings between the parties with respect to such subject matter.

Section 4.12Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Noteholder Representative.

Section 4.13No Presumption. In the event that any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
CSI COMPRESSCO LP

By: CSI Compressco GP Inc., its general partner

By: /s/ Joseph J. Meyer
Name: Joseph J. Meyer
Title: Assistant Treasurer

Acknowledged and agreed to solely for purposes of Section 3.1 hereof:

TETRA TECHNOLOGIES, INC.

By: /s/ Joseph J. Meyer
Name: Joseph J. Meyer
Title: Vice President - Finance and Treasurer

WELLS FARGO ENERGY CAPITAL, INC., as Noteholder Representative

By: /s/ Charles C. O’Brien, III
Name: Charles C. O’Brien, III
Title:    Assistant Vice President

Schedule 1

Pledged Common Units

Grantor	Number and Description of Pledged Common Units
TETRA International Incorporated	1,476,087 Common Units
CSI Compressco GP Inc.	11,225,140 Common Units
CSI Compressco Investment LLC	1,390,290 Common Units